Exhibit 10.1

The securities sold hereunder have been issued pursuant to an exemption from registration under the Securities Act of 1933, as amended, pursuant to Regulation S thereunder. The securities sold hereunder cannot be transferred, offered, or sold in the United States or to U.S. Persons (as that term is defined in Regulation S) except pursuant to registration under the Securities Act of 1933, or pursuant to an available exemption from registration.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 12, 2007 among Bullion River Gold Corp., a Nevada corporation (the “Company”), and Elton Participation Corp., a British Virgin Islands corporation (including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Purchaser, and the Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I -DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Debentures (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter have been reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries (excluding any securities purchasable or issuable pursuant to this Agreement), which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Debentures” means, the 10% Secured Convertible Debentures due, subject to the terms therein, on March 12, 2007, issued by the Company to the Purchasers hereunder, in the form of Exhibit A.

“Effective Date” means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, (c) securities issued upon the conversion of the Debentures, provided that the terms of such Debentures shall not have been amended since the date of this Agreement to reduce the conversion price below $0.05 (subject to adjustment for forward and reverse stock splits, recapitalizations and the like) and (d) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors, provided that (i) any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities and (ii) no registration rights shall be granted in connection with such issuance.

“French Gulch” means French Gulch (Nevada) Mining Corp., a Nevada corporation.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.15.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Pledge Agreement” means the Pledge Agreement in the form of the attached Exhibit C.

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“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

“Regulation S” means Regulation S promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Debentures, the Underlying Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Short Sales” shall include all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Debentures purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount”, in United States Dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: OTC Bulletin Board, the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

“Transaction Documents” means this Agreement, the Debentures, the Warrants, the Pledge Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Debentures and issued and issuable in lieu of the cash payment of interest on the Debentures in accordance with the terms of the Debentures.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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“Warrants” means the Common Stock Purchase Warrants in the form of the attached Exhibit D.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II - PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchaser agrees to purchase $1,000,000 in principal amount of the Debentures. The Purchaser shall deliver to the Company via wire transfer or a certified check immediately available funds equal to the Subscription Amount and the Company shall deliver to the Purchaser the Debenture as determined pursuant to Section 2.2(a) issuable at the Closing. Upon satisfaction of the conditions set forth in Sections 2.2 and 23, the Closing shall occur at the offices of the Company, or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a) On the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a Debenture duly executed by the Company with a principal amount equal to such Purchaser’s Subscription Amount, registered in the name of such Purchaser;

(iii) the Pledge Agreement, duly executed by the Company, in the form of Exhibit C attached hereto, and the certificates representing the Pledged Stock thereunder; and

(v) the Registration Rights Agreement duly executed by the Company.

(b) On the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser;

(ii) the Registration Rights Agreement duly executed by such Purchaser; and

(ii) such Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company

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2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

(ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by the Purchasers of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date, as applicable, shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; and

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

ARTICLE III- REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Purchaser.

(a) Subsidiaries. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law .

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Form 8-K promulgated under the Exchange Act and (ii) the filing with the Commission of the Registration Statement, (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares.

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(g) Capitalization. The capitalization of the Company is as set forth in its most recently filed periodic reports under the Exchange Act. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, except as specified in Schedule 3.1(g) and other than pursuant to the exercise of employee stock options under the Company’s stock option plans, exercise of options by consultants, the issuance of shares of Common Stock to employees under employment agreements or pursuant to the Company’s employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(i) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading and to the best knowledge, after due inquiry, of its directors and officers.

(j) General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(k)  Material Changes or Liabilities. Since the date of the latest financial statements included within the Company’s filings with the Securities and Exchange Commission (“SEC Reports”), except as set forth on Schedule 3.1 (k) or specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.

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(l)  The Company owns all of the issued and outstanding shares of capital stock of French Gulch free and clear with no Liens. Other than its common stock, French Gulch has no other authorized classes of securities and no Common Stock Equivalents outstanding. French Gulch is in the process of exercising an option agreement with Washington Niagra Mining Partnership to purchase 28 patented and 27 unpatented claims. See schedule 3.1 (l) for current payment status. The option is paid current to date. In addition the French Gulch owns 66 staked unpatented claims. All claim filing fees are current.

Purchaser acknowledges that the Company does not make or has not made any representations or warranties with respect to the transactions contemplated other than those specifically set forth in this Section 3.1.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

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(c) Disclosure of Information. Purchaser carefully reviewed all filings made by the Company with the Commission as of the date of this Agreement and has received and carefully reviewed any information Purchaser has requested from the Company that Purchaser considers necessary or appropriate for deciding whether to acquire the Securities, including, without limitation, all material risk factors relating to the Company. Purchaser further represents that Purchaser has had ample opportunity to ask questions and receive answers from the Company concerning the information and the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given to Purchaser. Purchaser is making its investment in the Company after having reviewed, analyzed, sought professional advice regarding, and fully understanding the risk, uncertainties, and liabilities associated with the Company.

(d) Regulation S.

(i) Purchaser either has been duly formed and is validly existing as a corporation or other legal entity in good standing under the laws of its jurisdiction of incorporation set forth on the signature page to this Agreement or is an individual who is not a citizen or resident of the United States. Purchaser is not organized under the laws of the United States and is not a “U.S. Person” as that term is defined in Rule 902(o) of Regulation S.

(ii) Purchaser was not formed for the purpose of investing in Regulation S securities or for the purpose of investing in the Securities sold under this Agreement. Purchaser is not registered as an issuer under the Securities Act and is not required to be registered with the SEC under the Investment Company Act of 1940, as amended. Purchaser is entering into this Agreement and is participating in the offering of the Shares for its own account, and not on behalf of any U.S. Person as defined in Rule 902(o) of Regulation S.

(iii) The Company has not made an offer to enter into this Agreement to Purchaser in the United States other than as permitted in the case of an account managed by a professional fiduciary resident in the United States within the meaning of Section 902(o)(2) of Regulation S. At the times of the offer and execution of this Agreement and, to the best knowledge of Purchaser, at the time the offering originated, Purchaser was located and resident outside the United States, other than as permitted in the case of an account managed by a professional fiduciary resident in the United States within the meaning of Section 902(o)(2) of Regulation S.

(iv) Neither Purchaser, nor any of its Affiliates, nor any person acting on its behalf or on behalf of any Affiliate has engaged or will engage in any activity undertaken for the purpose of, or that reasonably could be expected to have the effect of, conditioning the markets in the United States for the Shares or for any securities that are convertible into or exercisable for the common stock of the Company, including, but not limited to, effecting any sale or short sale of the Company’s securities through Purchaser or any of its Affiliates before the expiration of any restricted period contained in Regulation S. To the best knowledge of Purchaser, this Agreement and the transactions contemplated by it are not part of a plan or scheme to evade the registration provisions of the Securities Act, and Purchaser is purchasing the Shares for investment purposes. Purchaser and, to the best knowledge of Purchaser, each distributor, if any, participating in this offering of the Securities have agreed that they will neither offer nor sell any Securities before the date hereof and through the expiration of the any restricted period set forth in Rule 903 of Regulation S (as amended from time to time) to U.S. Persons or for the account or benefit of U.S. Persons, and they will offer or sell any of the Securities only in compliance with the provisions of Regulation S and any other applicable provisions of the Securities Act. Purchaser and its representatives have not conducted any Directed Selling Effort as that term is used and defined in Rule 902 of Regulation S and will not engage in any Directed Selling Effort within the United States through the expiration of any restricted period set forth in Rule 903 of Regulation S.

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(v) Purchaser acknowledges that following the expiration of any restricted period provided by Rule 903 of Regulation S, any interest in this Agreement or in the Securities sold may be resold within the jurisdiction of the United States or to U.S. Persons as defined in Rule 902(o) of Regulation S by or for the account of the parties only (i) pursuant to a registration statement under the Securities Act, or (ii) if applicable, pursuant to an exemption from registration for sales by a person other than an issuer, underwriter, or dealer as those terms are used in Section 4(1) and related provisions of the Securities Act and regulations or pursuant to another exemption from registration, only following the expiration of any restricted period (if applicable) required by Regulation S. Purchaser acknowledges that this Agreement and the Securities have not been registered under the Securities Act or qualified under state securities laws of the United States and that their transferability within the jurisdiction of the United States is restricted by the Securities Act as well as state laws. Purchaser acknowledges it has received a copy of Regulation S, is familiar with and understands its terms, and has had the opportunity to consult with its legal counsel concerning this Agreement and Regulation S.

(e) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f) General Solicitation. Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(g) Short Sales and Confidentiality Prior To The Date Hereof. Other than the transaction contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any disposition, including Short Sales, in the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

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The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV- OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, Regulation S or Rule 144, to the Company or to an affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

This debenture has not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, may not be offered or sold within the United States or to, or for the account or benefit of, US. Persons, except as set forth below. By its acquisition hereof, the holder (1) represents that it is not a U.S. Person and is acquiring this debenture in an offshore transaction, (2) agrees that it will not within two years after the original issuance of this debenture resell or otherwise transfer this debenture except (a) to the company or any subsidiary thereof, (b) pursuant to an effective registration statement under the Securities Act, (c) inside the United States to a qualified institutional buyer in compliance with Rule 144a under the Securities Act, (d) inside the United States to an accredited investor that, prior to such transfer, furnishes (or has furnished on its behalf by a United States broker-dealer) to the Company a signed letter containing certain representations and agreements relating to the restrictions on transfer of this debenture (the form of which letter can be obtained from the Company), (e) outside the United States in an offshore transaction in compliance with rule 904 under the Securities Act or (f) pursuant to any other exemption from registration under the Securities Act (if available) and (3) agrees that it will give to each person to whom this debenture is transferred a notice substantially to the effect of this legend. In connection with any transfer of this debenture within two years after original issuance of this debenture, if the proposed transferee is an accredited investor, the holder must, prior to such transfer, furnish to the company and the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act. As used herein, the terms “offshore transaction,” “United States” and “U.S. Person” have the meanings given to them by Regulation S under the Securities Act.

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(c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).

If all or any portion of a Debenture is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Underlying Shares shall be issued free of all legends.

The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

(d) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

4.2 Conversion Procedures. The form of Notice of Conversion included in the Debentures set forth the totality of the procedures required of the Purchasers in order to convert the Debentures. No additional legal opinion or other information or instructions shall be required of the Purchasers to convert their Debentures. The Company shall honor conversions of the Debentures and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.3 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.4 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder substantially for the development of the French Gulch Mine.

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4.5 Reservation and Listing of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

4.6 Equal Treatment of Purchasers. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Debentures in amounts which are disproportionate to the respective principal amounts outstanding on the Debentures at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.7 Delivery of Securities after Closing. The Company will deliver, or cause to be delivered, the respective Shares and Warrants purchased by each Purchaser to the Purchaser within 3 Trading Days of the Closing Date.

4.8Resale by Purchaser. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the SEC takes the position that the coverage of short sales of shares of the Common Stock “against the box” before the Effective Date of the Registration Statement with the Shares is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Accordingly, no Purchaser will use any of the Shares to cover any short sales made before the Effective Date. Further, each Purchaser will comply with any obligations it may have under Regulation M with respect to the resale of the Securities.

4.9 Not Future Indebtedness. So long as any Debenture is outstanding, the Company shall not, and shall not permit any of its subsidiaries to, directly or indirectly, without the prior approval of Purchaser, other than in the ordinary course of businees or pursuant to existing obligations, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

ARTICLE V - MISCELLANEOUS

5.1 Termination. This Agreement may be terminated only by mutual written agreement of the parties or by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or about March 12, 2007; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (with receipt of successful transmission) at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Nevada time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile (with receipt of successful transmission) at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Nevada time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by US. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

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5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchasers”.

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Persons.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Reno. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Reno, State of Nevada for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding.

Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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5.9 Survival. The covenants and other agreements of the parties shall survive the Closing. The representations and warranties contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities for two years.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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5.15 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.16 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

5.17 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BULLION RIVER GOLD CORP. INC. By: /s/ Peter Kuhn Peter Kuhn, President	Address for Notice: 3500 Lakeside Court, Suite 200 Reno, Nevada 89509 (775) 324-4881

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With a copy to (which shall not constitute notice):

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[PURCHASER SIGNATURE PAGES TO BULLION RIVER GOLD CORP., INC. SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Elton Participation Corp.

Signature of Authorized Signatory of Purchaser: /s/ Peter-Paul Stengel
Name of Authorized Signatory: Peter-Paul Stengel
Title of Authorized Signatory: President
Email Address of Purchaser:______________________________________________________

Address for Notice of Purchaser:__________________________________________________
________________________________________________________________________________________

Address for Delivery of Securities for Purchaser (if not same as above):_____________________
___________________________________________________________________________

Principal Amount: $1,000,000.00
Warrant Shares: 1,333,334

[SIGNATURE PAGES CONTINUE]

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Schedule 3.1.g
Bullion River Gold Corp.
Common Stock and Warrants
As of July 31, 2006

	Common Stock	Warrants
As of March 31, 2006	48,853,875	27,030,136
Granted or sold since March 31,2006	7,916,391	7,350,009
Cancelled since March 31, 2006	(166,667)	(383,333)
Exercised since March 31, 2006	1,173,960	(1,173,960)
Total	57,777,559	32,822,852

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Schedule 3.1.k

Bullion River Gold Debt and Lease Obligations

As of June 30, 2006

Accounts Payable and accruals of $841,028

Long Term Reclamation Obligations $106,070, changes as required by law

On October 3, 2005, the Company entered into a third party agreement to lease (2) Caterpillar IT28G loaders for a period of 36 months in the amount of $5,736 per month. This lease ends on October 3, 2008.

On December 21, 2005, the Company entered into a third party agreement to lease (1) Skid Loader for the North Fork property. The term is 36 months ending December 2008 with a monthly payment of $938.

On February 14, 2006, the Company entered into a third party agreement to lease office space which commenced on April 1, 2006 and will end on March 31, 2009. This agreement was sought out to accommodate the growing support needs of the company and to reduce the rental cost per square foot. Payments under this agreement are:
•	$6,000 per month from April 1 to June 30, 2006
•	$7,855 per month from July 1, 2006 to March 31, 2007
•	$8,091 per month from April 1, 2007 to March 31, 2008
•	$8,333 per month from April 1, 2008 to March 31, 2009

On February 15, 2006, the Company entered into a third party agreement to lease an Elphinstone R-1300 loader for a period of 36 months ending in February 2009 in the amount of $6,776 per month. This equipment will be used at French Gulch.

On April 12, 2005, the Company entered into a lease agreement for a copier/printer for a 48-month term ending April 30, 2009. Payment under this agreement is $221 per month.

On April 16, 2006, the Company entered a rental agreement for office/housing space for the French Gulch property whereby the Company is committed to pay $1,550 per month until April 15, 2007.

On May 1, 2006, the Company extended a rental agreement for office/housing space for the North Fork property whereby the Company is committed to pay $1,030 per month until October 2006.

Additional leases up to $200,000 for leased vehicles

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Schedule 3.1.l

French Gulch Mine Purchase Schedule
WASHINGTON-NIAGARA PURCHASE OPTION
Date	7/31/2006

Statement	Total amount of Purchase	$ 1,500,000.00
	Remaining Amount for purchase	$ 896,084.00

Date	Description	Amount	Balance Due

5/19/2005	French Gulch exercises Option to purchase the Washington-Niagara
	Property and receives the following credits to the purchase price
	for payments made on Washington-Niagara's behalf.

	Purchase price	$ 1,500,000.00
	Initial Purchase Option payment	(10,000.00)
	Advance for tax arrearages to Shasta County	(15,000.00)
	Additional overage of tax arrearages for Shasta County (paid 10/12/04)	(27,588.07)
	Additional overage of tax arrearages for Trinity County (paid 10/12/04)	(5,612.00)
	2004-2005 claim maintenance fees paid to BLM and Counties	(3,416.00)
	State of CA Mining Operation Annual Reports for 2001, 2002, 2003 (paid 12/7/04)	(3,238.00)	$ 1,435,145.93

5/19/2005	June Option payment (less deductions), check #3075	(13,561.93)	1,421,584.00

8/5/2005	August Option payment, check #3146	(50,000.00)	1,371,584.00

10/28/2005	October Option payment, check #3237	(50,000.00)	1,321,584.00

12/1/2006	December Option payment, check #3270	(50,000.00)	1,271,584.00

2/1/2006	February Option payment, check #3360	(50,000.00)	1,221,584.00

4/3/2006	April Option payment, check #1721	(50,000.00)	1,171,584.00

5/26/2006	June Option payment, check #2056	(50,000.00)	1,121,584.00

7/14/2006	Reduction of Purchase Price for Investment	(175,500.00)	946,084.00

7/27/2006	August Option payment, check #2508	(50,000.00)	896,084.00

Planned Schedule of Payments

9/27/2006	October Payment	(175,000.00)	721,084.00

11/27/2006	December Payment	(175,000.00)	546,084.00

1/27/2007	February Payment	(175,000.00)	371,084.00

3/28/2007	April Payment	(175,000.00)	196,084.00

5/27/2007	June Payment	(175,000.00)	21,084.00

7/27/2007	August Payment	(21,084.00)	-

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EXHIBIT A

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Original Issue Date: March 12, 2007
Conversion Price $0.75

$1,000,000.00

10% SECURED CONVERTIBLE DEBENTURE
Due September 12, 2007

This 10% Secured Convertible Debentures of Bullion River Gold Corp., a Nevada corporation, having a principal place of business at 3500 Lakeside Court, Suite 200, Reno, NV 89509 (the “Company”), designated as its 10% Secured Convertible Debenture, due September 12, 2007 (this debenture, the “Debenture” and collectively with the other such series of debentures, the “Debentures”). This Debenture is secured as provided for in the Securities Purchase Agreement and the Pledge Agreement referred to therein.

FOR VALUE RECEIVED, the Company promises to pay to Elton Participation Corp. or its registered assigns (each a “Holder”), the principal sum of $1,000,000.00 by September 12, 2007, or such earlier date as this Debenture is required or permitted to be repaid as provided hereunder (the “Maturity Date”), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture in accordance with the provisions hereof. This Debenture is subject to the following additional provisions:

Section 1. Definitions

For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 6.3.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of Nevada are authorized or required by law or other government action to close.

“Common Stock” means the common stock, par value $0.001 per share, of the Company and stock of any other class of securities into which such securities may hereafter have been reclassified or changed into.

“Conversion Date” shall have the meaning set forth in Section 4.1.

“Conversion Price” shall have the meaning set forth in Section 4.3.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of this Debenture or as payment of interest in accordance with the terms.

“Effectiveness Period” shall have the meaning given to such term in the Registration Rights Agreement.

“Event of Default” shall have the meaning set forth in Section 8.

“Fundamental Transaction” shall have the meaning set forth in Section 6.3.

“Interest Conversion Rate” means $0.75 per share.

“Interest Payment Date” shall have the meaning set forth in Section 2.2.

“Maturity Date” means September 12, 2007.

“Nevada Courts” shall have the meaning set forth in Section 9.4.

“Notice of Conversion” shall have the meaning set forth in Section 4.1.

“Optional Prepayment” shall have the meaning set forth in Section 7.

“Optional Prepayment Amount” shall have the meaning set forth in Section 7

“Optional Prepayment Date” shall have the meaning set forth in Section 7.

“Optional Prepayment Notice” shall have the meaning set forth in Section 7.

“Original Issue Date” shall mean the date of the first issuance of the Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of March 12, 2007, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: The Over The Counter Bulletin Board, the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

Section 2. Interest

2.1 Accrual of Interest. Interest shall accrue on the principal balance of this Debenture at the rate of ten percent (10%) per annum.

2.2 Payment of Interest in Cash or Kind. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 10% simple interest per annum, payable on the Maturity Date (except that, if that date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an “Interest Payment Date”). Interest may be paid in cash, or if by mutual consent of the Company and the Holder, by shares of Common Stock at the “Interest Conversion Rate” or a combination of shares and cash.

Section 3. Repayment of Principal

3.1 Repayment in U.S. Dollars. On or before the Maturity Date, the Company shall repay the unpaid principal amount of this Debenture in U.S. Dollars.

3.2 The Company and the Holder may before or at the Maturity Date mutually agree to extend the Maturity Date for additional period(s).

Section 4.Conversion Into Shares of Common Stock

4.1 Voluntary Conversion. At any time after the Original Issue date and until this Debenture is no longer outstanding, this Debenture shall be convertible into shares of Common Stock (“Conversion Shares”) at the option of the Holder, in whole or in part, at any time and from time to time. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of this Debenture, and accrued interest thereon, to be converted and the date on which such conversion is to be effected (a “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Debenture to the Company unless the entire principal amount of this Debenture plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion. Any and all conversion hereunder shall be made in amounts of not less than $10,000 (and in increments of $10,000) unless the balance of the outstanding debenture amount is less than $10,000 and then in such event, the entire amount of the debenture shall be converted into shares of Common Stock if Holder elects to convert such balance.

4.2 Conversion Records. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Company shall deliver a copy of its records as to Holder in a reasonable time following any conversion. If Holder disagrees with the Company’s records, Holder shall provide notice of such objection to the Company within twenty days following the Company’s mailing of such record to holder. In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof. Notwithstanding anything herein to the contrary, the Holders right to convert hereunder shall in no way excuse the Company from having to meet its obligation to pay the outstanding principal and interest on this Debenture nor shall it limit the Holder’s right to seek any other remedy against the Company for failing to meet such obligations. The right to convert this Debenture into Conversion Shares is in addition to any other rights or remedies the Holder may have hereunder or under law.

4.3 Conversion Price. The conversion price in effect on any Conversion Date shall be $0.75 (subject to adjustment as provided herein)(the “Conversion Price”).

4.4 Mechanics of Conversion

(a) Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted by (y) the Conversion Price.

(b) Delivery of Certificate Upon Conversion. Not later than seven Trading Days after any Conversion Date, the Company will deliver or cause to be delivered to the Holder (A) a certificate or certificates representing the Conversion Shares which shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of this Debenture including payment of interest in shares of Common Stock. The Company shall, if available and if allowed under applicable securities laws, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

(c) Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of this Debenture tendered for conversion.

(d) Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture and payment of interest on this Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (and the other holders of the Debentures), not less than such number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 6) upon the conversion of the outstanding principal amount of this Debenture and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, and nonassessable.

(e) Fractional Shares. The Holder shall be entitled to receive, in lieu of fractional shares, one whole share of Common Stock.

(g). Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Debenture shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Debenture so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 5. Registration of Transfers and Exchanges

5.1 Different Denominations. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

5.2 Investment Representations. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

5.3 Reliance on Debenture Register. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 6. Certain Adjustments

6.1 Stock Dividends and Stock Splits. If the Company, at any time while this Debenture is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Debenture, including as interest thereon), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

6.2 Subsequent Equity Issuances. If the Company or any subsidiary thereof, at any time while any Debenture is outstanding, issues, sells or grants any option to purchase or issues, sells or grants any right to reprice its securities, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition of) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the higher of (i) the then Conversion Price and (ii) 80% of the then VWAP (such lower effective price price per share, the “Base Conversion Price” and such issuances collectively, a “Dilutive Issuance”) (if a holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the higher of the then Conversion Price or 80% of the then VWAP, as applicable, on such date of the Dilutive Issuance), then the Conversion Price shall be reduced, and only reduced, by multiplying the Conversion Price by a fraction, the numerator of which is the number of shares of Common Stock issued and outstanding (on a fully-diluted basis) immediately prior to the Dilutive Issuance plus the number of shares of Common Stock which the actual cash offering price for such Dilutive Issuance would purchase at the then Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock issued and outstanding (on a fully-diluted basis) immediately prior to the Dilutive Issuance plus the number of shares of Common Stock and Common Stock Equivalents so issued or issuable in connection with the Dilutive Issuance, but in no event shall such adjustment reduce the Conversion Price to less than $0.05.

Notwithstanding the foregoing, no adjustment will be made under this Section 6.2 in respect of an Exempt Issuance. The Company shall notify each Holder in writing, no later than the five (5) Business Days prior to the issuance of any Common Stock or Common Stock Equivalents subject to this Section 6.2, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 6.2, upon the occurrence of any Dilutive Issuance, each Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether such Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

6.3 Fundamental Transaction. If, at any time while this Debenture is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.

If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder’s right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (d) and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

6.4 Calculations. All calculations under this Section 6 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 6, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

6.5 Notice to the Holder.

(a) Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any of this Section 6, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement).

(b) Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company or (F) the Company shall authorize entering into any other type of Fundamental Transaction; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be mailed to the Holder at its last addresses as it shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange, or other Fundamental Transaction, is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, or other Fundamental Transaction; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Debenture during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

Section 7. Optional Prepayment Right

Prior to the later of (i) August 3, 2007 and (ii) the date on which the Conversion Shares are registered pursuant to a registration statement filed with and declared effective by the Commission, the Company may only prepay the Debenture with the approval of the holder thereof. Following August 3, 2007, upon the Conversion Shares being registered pursuant to a registration statement filed with and declared effective by the Commission, the Company may, upon five (5) Business Days prior written notice to the Holder, prepay in part or in full the Debenture in accordance with this Section 7. The prepayment amount must be $300,000 or a greater amount. Notice of any proposed prepayment hereunder (an “Optional Prepayment”) shall be delivered to the Holder of the Debentures and shall state (1) that the Company wishes to prepay the Debentures issued on the Original Issue Date and (2) the date of prepayment (the “Optional Prepayment Notice”). Subject to receiving the written consent of the Holder, on the date fixed for prepayment (the “Optional Prepayment Date”), the Company shall make payment of the Optional Prepayment Amount (as defined below) to the Holder. If the Company prepays a Debenture, the Company shall make payment to the Holder of an amount in cash equal to the principal amount to be prepaid plus any amount of interest owed hereunder to the Holder (“Optional Prepayment Amounts”). The Holder shall at all times prior to the Optional Prepayment Date maintain the right to convert all or any portion of the Debenture (and, thereafter, any unconverted portion) and any portion of Debenture so converted after receipt of an Optional Prepayment Notice and prior to the Optional Prepayment Date set forth in such notice and payment of the aggregate Optional Prepayment Amount shall be deducted from the principal amount of Debenture which is otherwise subject to prepayment pursuant to such notice.

Section 8.Events of Default.

8.1 “Event of Default”. Wherever used herein, an Event of Default means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(a) any default in the payment of (A) the principal amount of any Debenture, or (B) interest on any Debenture, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured, within three (3) Trading Days;

(b) the Company shall fail to observe or perform any other material covenant or material agreement contained in this Debenture or any other Debenture which failure is not cured, if possible to cure, within the earlier to occur of five (5) Trading Days after notice of such default sent by the Holder or by any other Holder;

(c) a default or event of default (subject to any grace or cure period provided for in the applicable agreement, document or instrument) shall occur under any of the Transaction Documents,

(d) any representation or warranty or covenant made herein, in any other Transaction Documents, in any written statement pursuant hereto or thereto, or in any other report, financial statement or certificate made or delivered to the Holder or any other holder of Debentures shall be untrue or incorrect in any material respect as of the date when made or deemed made;

(e) (i) the Company or any of its Subsidiaries shall commence a case, as debtor, under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof or (ii) there is commenced a case against the Company or any Subsidiary thereof, under any applicable bankruptcy or insolvency laws, as now or hereafter in effect or any successor thereto which remains undismissed for a period of 60 days; or (iii) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or (iv) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or (v) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors; or (vi) the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, any of its debts or its debts generally as they become due; or (vii) the Company or any Subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (viii) the Company or any Subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or (ix) any corporate or other action is taken by the Company or any Subsidiary thereof for the purpose of effecting any of the foregoing; or

(f) the Company or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $1,000,000, whether such indebtedness now exists or shall hereafter, be created, unless otherwise approved in writing by the Holder.

8.2 Remedies Upon Event of Default. If any Event of Default occurs, the Company shall give Holder prompt notice thereof and the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash. Upon the payment in full of the principal and interest under the Debenture under this Section 8.2, the Holder shall promptly surrender this Debenture to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 9. Miscellaneous

9.1 Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (775) 324-7893, Attn: Peter Kuhn or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (Nevada time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (Nevada time) on any date and earlier than 11:59 p.m. (Nevada time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

9.2 Absolute Obligation. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture is second in priority to the previous Company/Holder $3,000,000 Debenture covering substantially the same subject matter as this Debenture.

9.3 Lost or Mutilated Debenture. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

9.4 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of Reno, State of Nevada (the “Nevada Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Nevada Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Nevada Courts are improper or inconvenient venue for such proceeding.

Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

9.5 Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

9.6 Severability. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

9.7 Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day or Trading Day, such payment or obligation shall be made or performed on the next succeeding Business Day.

9.8 Headings. The headings contained herein are for convenience only, do not constitute a part of this Debenture and shall not be deemed to limit or affect any of the provisions hereof.

9.9 Assumption. Any successor to the Company or surviving entity in a Fundamental Transaction shall (i) assume in writing all of the obligations of the Company under this Debenture and the other Transaction Documents pursuant to written agreements in form and substance satisfactory to the Holder (such approval not to be unreasonably withheld or delayed) prior to such Fundamental Transaction and (ii) to issue to the Holder a new debenture of such successor entity evidenced by a written instrument substantially similar in form and substance to this Debenture, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Debentures held by the Holder and having similar ranking to this Debenture, and satisfactory to the Holder (any such approval not to be unreasonably withheld or delayed). The provisions of this Section 9.9 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations of this Debenture.

IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

BULLION RIVER GOLD CORP.

By: /s/ Peter Kuhn
Name: Peter Kuhn
Title: President

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal (and accrued interest thereon) under the 10% Secured Convertible Debenture of Bullion River Gold Corp., a Nevada corporation (the “Company”), due on September 12, 2007 into shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion:___________________

Principal Amount of Debenture to be Converted: $________
Payment of Interest in Common Stock __ yes __ no

If yes, $_____ of Interest Accrued on Account of
Conversion at Issue.

Number of shares of Common Stock to be issued:
_______________________________________

Signature:________________________________

Name:___________________________________

Address: _________________________________

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

This registration rights agreement (this “Agreement”) is made as of March 12, 2007 among Bullion River Gold Corp., a Nevada corporation (the “Company”), and the purchasers (each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date of this Agreement among the Company and the Purchasers (the “Purchase Agreement”). The Company and the Purchasers agree that:

1. Definitions. Capitalized terms used and not otherwise defined in this Agreement have the same meanings as they have in the Purchase Agreement. As used in this Agreement:

“Effectiveness Period” is defined in Section 2.

“Filing Date” means on or about March 31, 2007.

“Holder” or “Holders” means the holder or holders from time to time of Registerable Securities.

“Indemnified Party” is defined in Section 5(b).

“Indemnifying Party” is defined in Section 5(b).

“Losses” includes all losses, claims, damages, liabilities, costs, attorneys’ fees and expenses.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement, whether pre- or post-effective and all material incorporated by reference or deemed to be incorporated by reference in the prospectus.

“Registerable Securities” means all of the Securities, Warrants and the Warrant Shares, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event that affects the Shares or the Warrant Shares.

“Registration Statement” means the registration statements required to be filed hereunder, including the Prospectus, amendments and supplements to the registration statement or Prospectus, whether pre- and post-effective amendments, all exhibits to them, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as this Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as this Rule.

2. Registration. By the Filing Date, the Company will make best efforts to prepare and file with the Commission the Registration Statement covering the resale of all of the Registerable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Subject to the terms of this Agreement, the Company will use its best efforts to cause the Registration Statement to be declared effective under the Securities Act on or about March 12, 2007 and will use its best efforts to keep the Registration Statement continuously effective under the Securities Act until all Registerable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) (the “Effectiveness Period”).

3. Registration Procedures.

(a) Each Holder will furnish to the Company, upon request from the Company, a completed Questionnaire in the form attached to this Agreement as Annex A at least five Trading Days before the Filing Date or earlier at the Company’s request; and will furnish, at the Company’s request, a statement certifying the number of shares of Common Stock beneficially owned by the Holder and, if required by the Commission, the name of the Person who has voting and dispositive control over the Shares

(b) The Company will (i) prepare and file with the Commission the amendments to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the Registerable Securities for the Effectiveness Period; (ii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment; and (iii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of Regisetrable Securities covered by the Registration Statement during the applicable period.

(c) The Company will use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registerable Securities for sale in any jurisdiction.

(d) The Company will use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of Registerable Securities for the resale by the Holder under the securities or Blue Sky laws of the jurisdictions within the United States as any Holder reasonably requests in writing, to keep the Registration or qualification (or exemption) effective during the Effectiveness Period and to do any other acts or things reasonably necessary to enable the disposition in those jurisdictions of the Registerable Securities covered by the Registration Statement; provided, that the Company is not required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any jurisdiction where it is not then so subject, or file a general consent to service of process in any such jurisdiction.

(e) The Company will comply with all applicable rules and regulations of the Commission.

(f) The Company will notify the Holders immediately, with confirmation in writing, if it receives during the Effectiveness Period a notice from any federal or state regulatory authority of any action that could affect the Holders’ ability to sell the Registerable Securities.

4. Registration Expenses. The Company will bear all fees and expenses that it incurs in performing or complying with this Agreement whether or not any Registerable Securities are sold pursuant to the Registration Statement.

5. Indemnification

(a) Indemnification by Holders. Each Holder will, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of the controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based solely upon (i) the Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, or arising out of or relating to any omission or alleged omission of a material fact required to be stated or necessary to make the statements not misleading but only if the untrue statement or omission is contained in written information furnished by the Holder to the Company specifically for inclusion in the Registration Statement.

(b) Conduct of Indemnification Proceedings. If any Proceeding is brought or asserted against any Person entitled to indemnity under this Agreement (an “Indemnified Party”), the Indemnified Party will promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party may assume the defense, including the employment of counsel reasonably satisfactory to the Indemnified Party, and will pay all fees and expenses incurred in connection with defense; but an Indemnified Party’s failure to give the notice does not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, unless a court of competent jurisdiction (whose decision is not subject to appeal or further review) decides that the failure has prejudiced the Indemnifying Party. Notwithstanding the foregoing, an Indemnified Party may employ separate counsel in any Proceeding and participate in the defense, and will bear the expense of the counsel unless (i) the Indemnifying Party has agreed in writing to pay the fees and expenses, (ii) the Indemnifying Party has failed promptly to assume the defense of the Proceeding and to employ counsel reasonably satisfactory to the Indemnified Party, or (iii) the named parties to the Proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party reasonably believes that a material conflict of interest is likely to exist if the same counsel were to represent the Indemnified Party and the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party may not assume the defense and must bear the reasonable fees and expenses of the separate counsel). The Indemnifying Party is not liable for any settlement of any Proceeding without its written consent, which consent cannot be unreasonably withheld. No Indemnifying Party will, without the prior written consent of the Indemnified Party, settle any Proceeding that includes an Indemnified Party unless the settlement includes an unconditional release of the Indemnified Party from all liability on the claims that are the subject matter of the Proceeding. The Indemnifying Party will pay all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses incurred in connection with investigating or preparing to defend a Proceeding in a manner consistent with this Section) to the Indemnified Party within ten Trading Days of written notice to the Indemnifying Party.

(c) Contribution. If a claim for indemnification under Section 5(a) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying the Indemnified Party, will contribute to the amount paid or payable by the Indemnified Party as a result of the Losses, in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in the Losses and any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party must be determined by referring to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the action, statement or omission. The amount paid or payable by a party as a result of any Losses is deemed to include, subject to the limitations set out in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by the party in connection with any Proceeding to the extent that the party would have been indemnified for the fees or expenses if the indemnification provided for in this Section 5 was available to the party. The parties agree that it would not be just and equitable if contribution pursuant to this Section 5(c) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous

(a) Remedies. If the Company or a Holder breaches any of its obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, is entitled to specific performance of its rights under this Agreement.

(b) Compliance. Each Holder will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registerable Securities pursuant to the Registration Statement.

(c) Discontinued Disposition. Each Holder will, when it receives a notice from the Company under Section 3(f), immediately stop selling the Registerable Securities under the Registration Statement until the Holder has received written notice from the Company that the use of the applicable Prospectus may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(d) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to departures from its provisions may not be given, unless they are written and signed by the Company and each Holder of the then outstanding Registerable Securities.

(e) Notices. Any notices or other communications or deliveries required or permitted to be provided hereunder must be made in accordance with the provisions of the Purchase Agreement.

(f) Successors and Assigns. This Agreement inures to the benefit of and binds the successors and permitted assigns of each of the parties and inures to the benefit of each Holder.

(g) Execution and Counterparts. This Agreement may be executed in any number of counterparts and delivered to the other parties by any means, each of which when so executed is deemed to be an original and, all of which taken together will constitute one and the same Agreement.

(h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement will be determined with the provisions of the Purchase Agreement.

(i) Cumulative Remedies. The remedies provided are cumulative and do not exclude any remedies provided by law.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions remain in full force and effect and are in no way affected, impaired or invalidated, and the parties will use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by the term, provision, covenant or restriction. The parties stipulate that they would have executed the remaining terms, provisions, covenants and restrictions without including any that might be declared invalid, illegal, void or unenforceable.

(k) Headings. The headings in this Agreement are for convenience of reference only and do not limit or otherwise affect the meaning.

(l) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder are several and not joint with the obligations of any other Holder, and no Holder can be responsible in any way for the performance of the obligations of any other Holder. Nothing in the Transaction Documents delivered at any Closing, and no action taken by any Holder pursuant to them, can be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder is entitled to protect and enforce its rights and it is not necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

*************************

In witness whereof, the parties have executed this Registration Rights Agreement as of the date first written above.

BULLION RIVER GOLD CORP.
By:/s/ Peter Kuhn Peter Kuhn President

[Signature page of holders follow.]

[Holders’ signature pages to BLRV Registration Rights Agreement]

Name of Holder: Elton Participation Corp

Signature of Authorized Signatory of Holder: /s/ Peter-Paul Stengel

Name of Authorized Signatory: Peter-Paul Stengel

Title of Authorized Signatory: President

[SIGNATURE PAGES CONTINUE]

Annex A

Bullion River Gold Corp.

Selling Security-holder Notice and Questionnaire

The undersigned beneficial owner of common stock, par value $0.001 per share (the “Common Stock”), of Bullion River Gold Corp., a Nevada corporation (the “Company”), (the “Registerable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement for the registration and resale under Rule 415 of the Securities Act of 1933 (the “Securities Act”), of the Registerable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of March 12, 2007 (the “Registration Rights Agreement”), among the Company and the Purchasers. All capitalized terms not otherwise defined herein have the meanings ascribed to them in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling security-holder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registerable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security-holder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Security-holder”) of Registerable Securities hereby elects to include the Registerable Securities owned by it and listed below in Item 3 (unless otherwise specified under Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that this information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full legal name of Selling Security-holder

(b)	Full legal name of registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

(c)	Full legal name of natural control person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for notices to Selling Security-holder:

Telephone:
Fax:
Contact person:

3.	Beneficial Ownership of Registerable Securities:

(a)	Type and number of Registerable Securities beneficially owned:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐       No ☐

Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes ☐       No ☐

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registerable Securities in the ordinary course of business, and at the time of the purchase of the Registerable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registerable Securities?

Yes ☐       No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Security-holder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and number of other securities beneficially owned by the Selling Security-holder:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to notify the Company promptly of any inaccuracies or changes in the foregoing information that may occur subsequent to this date at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained in its answers to Items 1 through 6 and the inclusion of the information in the Registration Statement and the related Prospectus. The undersigned understands that the Company will rely upon this information in connection with its preparation or amendment of the Registration Statement and the related Prospectus.

In witness whereof the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:_______________________	Beneficial Owner:_______________________________

By:__________________________________________
Name:
Title:

Please fax a copy of this completed and executed Notice and Questionnaire to 775-324-7893; and return the original by overnight mail to Bullion River Gold Corp., 3500 Lakeside Court, Suite 200, Reno, NV 89509.

EXHIBIT C

PLEDGE AGREEMENT

This Pledge Agreement (this “Agreement”), dated as of March 12, 2007, among Bullion River Gold Corp., a Nevada corporation (“Pledgor”) and Elton Participation Corp., a British Virgin Islands corporation (the“Secured Party”).

Recitals

The Pledgor is contemporaneously herewith entering into a Securities Purchase Agreement dated as of the date hereof (the “Purchase Agreement”), with Secured Party, pursuant to which the Secured Party agrees to purchase a Debenture from the Pledgor in accordance with and subject to the terms of the Purchase Agreement.

It is a condition precedent to a Secured Party’s obligation to purchase a Debenture under the Purchase Agreement that the Pledgor execute and deliver to the Secured Party a Pledge Agreement in substantially the form hereof.

French Gulch (Nevada) Mining Corp., a corporation organized under the laws of the State of Nevada (“French Gulch”), is a wholly-owned subsidiary of Pledgor. Pledgor has agreed to pledge all of its shares of French Gulch to the Secured Party to secure Pledgor’s obligations to the Secured Party under the Purchase Agreement and other Transaction Documents

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.  Defined Terms. All capitalized terms used herein which are not defined herein shall have the meanings given to them in the Purchase Agreement.

2.  Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Purchase Agreement, the other Transaction Documents and all extensions or renewals thereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to the Borrower or any other Pledgor, would accrue on such obligations, whether or not such interest is an allowed claim), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor being the “Obligations”), the Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to Secured Party in all of the following (the “Collateral”):

(a)  all shares of stock of French Gulch owned by Pledgor (the “Pledged Stock”), the certificates representing the Pledged Stock and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

(b)  all additional shares of stock of French Gulch from time to time acquired by Pledgor in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares shall be deemed to be part of the Collateral), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

(c)  all options, warrants and rights, whether as an addition to, in substitution of or in exchange for any shares of any Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such options, warrants and rights; and

(d) to the extent not covered by clauses (a) through (c) above, all Proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term “Proceeds” includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to such Pledgor or the Secured Party from time to time with respect to any of the Collateral

3.  Delivery of Collateral. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by the Pledgor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, at any time in its discretion and without notice to the Pledgor, to register in the name of the Secured Party or any of its nominees, as pledgee, any or all of the Collateral. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations.

4.  Representations and Warranties of the Pledgor. The Pledgor represents and warrants to the Secured Party (which representations and warranties shall be deemed to continue to be made until all of the Obligations have been indefeasibly paid in full and each Transaction Document and each agreement and instrument entered into in connection therewith has been irrevocably terminated) that:

(a)  the execution, delivery and performance by the Pledgor of this Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor;

(b)  this Agreement constitutes the legal, valid, and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms;

(c)  (i) the Pledgor is the direct and beneficial owner of each share of the Pledged Stock;

(d)  all of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable;

(e)  no consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for (i) the execution, delivery and performance of this Agreement, (ii) the exercise by the Secured Party of any rights with respect to the Collateral or (iii) the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder;

(f)  there are no pending or, to the best of Pledgor’s knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may adversely affect the Collateral;

(g)  the Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to the Secured Parties in accordance with the terms of this Agreement;

(h)  the Pledgor owns each item of the Collateral and, except for the pledge and security interest granted to Secured Party previously and hereunder, the Collateral is and shall be at all times free and clear of any other security interest, mortgage, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever (collectively, “Liens”);

(i)  there are no restrictions on transfer of the Pledged Stock contained in the certificate of incorporation or by-laws (or equivalent organizational documents) of Pledgor or French Gulch or otherwise which have not otherwise been enforceably and legally waived by the necessary parties;

(j)  none of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(k) The pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in such Collateral, securing the payment of the Obligations; provided, that the Secured Party retains physical possession of any of the Pledged Stock the possession of which is required for perfection;

(l) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Pledgor with respect to the Collateral is accurate and complete in all material respects;

(m)  the pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in the Secured Party all rights of the Pledgor in the Collateral as contemplated by this Agreement; and

(n)  subject to (h), the Pledged Stock constitutes one hundred percent (100%) of the issued and outstanding shares of capital stock of French Gulch.

5.  Covenants. The Pledgor covenants that, until the Obligations shall be indefeasibly satisfied in full:

(a)  the Pledgor will not sell, assign, transfer, convey, grant any option with respect to or otherwise dispose of its rights in or to the Pledged Stock or any interest therein; nor will Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Pledged Stock or the proceeds thereof other than that created hereby.

(b)  the Pledgor will, at its expense, defend Secured Party’s right, title and security interest in and to the Collateral against the claims of any other party.

(c)  the Pledgor shall at any time, and from time to time, upon the written request of Secured Party, execute and deliver such further documents and do such further acts and things as Secured Party may reasonably request in order to effectuate the purposes of this Agreement including, but without limitation, delivering to Secured Party, upon the occurrence of an Event of Default, irrevocable proxies in respect of the Collateral in form satisfactory to Secured Parties. Until receipt thereof, upon an Event of Default that has occurred and is continuing beyond any applicable grace period, this Agreement shall constitute Pledgor’s proxy to Secured Parties or its nominee to vote all shares of Collateral then registered in the Pledgor’s name. The Pledgor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) describe the Collateral as the collateral thereunder and (b) provide any other information required by Part 5 of Article 9 of the Uniform Commercial Code of such jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment. The Pledgor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request. The Pledgor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

(d)  Pledgor will not consent to or approve the issuance of (i) any additional shares of any class of capital stock or other equity interests of French Gulch; or (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares, unless, in either case, such shares are pledged as Collateral pursuant to this Agreement.

(e) Except for use by the Company in its ordinary course of business, the Company or its subsidiaries shall not make any distributions or dividend payments. The Secured Party acknowledges and agrees that the general and administrative expense of the Company and its currently planned exploration activities in its other subsidiaries will be funded by the operations of French Gulch. The Company and its subsidiaries with not enter into any new ventures nor make any divergent exploration expenses from what is disclosed in its Securities Act or Exchange Act filings, until the Company has set aside an amount equal to the amount need to repay the Debenture in full into an account pledged for such repayment and satisfactory in all respect to Secured Party or has in fact repayed the Debenture in full, without prior approval of the Secured Party, which shall not be unreasonably withheld.

(f) In the event the Company determines to wind up and terminate its operations or the operations of French Gulch, it shall provide twenty (20) days written notice to Secured Party prior to taking any substantive step in connection with such winding up and termination of business.

6.  Voting Rights and Dividends. So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Stock for any purpose not inconsistent with the terms of this Agreement or the Purchase Agreement; provided, however, that the Pledgor shall not exercise any such right if the Secured Party shall have notified the Pledgor that, in the Secured Party’s judgment, such action would have an adverse effect on the value of the Pledged Stock or any part thereof; and provided, further, that the Pledgor shall give the Secured Party at least five days’ prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right. So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive any and all cash dividends paid on the Pledged Stock.

In addition to the Secured Party’s rights and remedies set forth in Section 8 hereof, in case an Event of Default shall have occurred and be continuing, (i) all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to the immediately preceding paragraph shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (ii) all rights of Pledgor to receive the dividends or other distributions which it would otherwise be authorized to receive and retain pursuant to the immediately preceding paragraph shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends or other distributions.

Following the occurrence of an Event of Default, all dividends and all other distributions in respect of any of the Collateral, shall be delivered to the Secured Party to hold as Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

In order to permit the Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to this Section 6 and to receive all dividends and other distributions which it may be entitled to receive herein, (i) the Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies, dividend payment orders and other instruments as the Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), the Pledgor hereby grants to the Secured Party an irrevocable proxy to vote the Pledged Stock pledged by it hereunder and to exercise all other rights, powers, privileges and remedies to which a holder of such Pledged Stock would be entitled (including, without limitation, giving or withholding written consents of shareholders or members, calling special meetings of shareholders or members and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any such Pledged Stock on the record books of the issuer thereof) by any other Person (including the issuer of such Pledged Stock or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the indefeasible payment in full in cash of the Obligations.

7.  Event of Default. An “Event of Default” under this Agreement shall occur upon the happening of any of the following events:

(a)  an “Event of Default” under any Transaction Document or any agreement or note related to any Transaction Document shall have occurred;

(b)  the Pledgor shall default in the performance of any of its obligations under any Transaction Document, including, without limitation, this Agreement, and such default shall not be cured during the cure period applicable thereto;

(c)  any representation or warranty of the Pledgor made herein, in any Transaction Document or in any agreement, statement or certificate given in writing pursuant hereto or thereto or in connection herewith or therewith shall be false or misleading in any material respect;

(d)  any portion of the Collateral is subjected to a levy of execution, attachment, distraint or other judicial process or any portion of the Collateral is the subject of a claim (other than by the Secured Party) of a Lien or other right or interest in or to the Collateral and such levy or claim shall not be cured, disputed or stayed within a period of fifteen (15) business days after the occurrence thereof; or

(e)  the Pledgor shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.

8.  Remedies. In case an Event of Default shall have occurred and is continuing, the Secured Party may:

(a)  transfer any or all of the Collateral into its name, or into the name of its nominee or nominees;

(b)  exercise all corporate rights with respect to the Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if the Secure Party were the absolute owner thereof, including, but without limitation, the right to exchange, at their discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by the Issuer of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; and

(c)  subject to any requirement of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Collateral at the time held by the Secured Party, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as the Secured Party in its sole discretion may determine, or as may be required by applicable law.

The Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. At any such sale, unless prohibited by applicable law, the Secured Party may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption. All moneys received by the Secured Party hereunder, whether upon sale of the Collateral or any part thereof or otherwise, shall be held by the Secured Party and applied as provided in Section 10 hereof. No failure or delay on the part of the Secured Party in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 10 hereof. The Secured Party may exercise their rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Obligations. In addition to the foregoing, Secured Party shall have all of the rights, remedies and privileges of a secured party under the Uniform Commercial Code of Nevada (the “UCC”) regardless of the jurisdiction in which enforcement hereof is sought.

9.  Private Sale. The Pledgor recognizes that the Secured Party may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Collateral) a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. The Pledgor agrees that the Secured Party has no obligation to delay sale of any Collateral for the period of time necessary to permit French Gulch to register the Collateral for public sale under the Securities Act.

10.  Proceeds of Sale. The proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral shall be applied by the Secured Party as follows:

(a)  first, to the payment of all costs, reasonable expenses and charges of the Secured Party and to the reimbursement of the Secured Party for the prior payment of such costs, reasonable expenses and charges incurred in connection with the care and safekeeping of the Collateral (including, without limitation, the reasonable expenses of any sale or any other disposition of any of the Collateral), attorneys’ fees and reasonable expenses, court costs, any other fees or expenses incurred or expenditures or advances made by Secured Party in the protection, enforcement or exercise of its rights, powers or remedies hereunder;

(b)  second, to the payment of the Obligations, in whole or in part, in such order as the Secured Party may elect, whether or not such Obligations are then due;

(c)  third, to such persons, firms, corporations or other entities as required by applicable law including, without limitation, Section 9-615(a)(3) of the UCC; and

(d)  fourth, to the extent of any surplus, to the Pledgor or as a court of competent jurisdiction may direct.

In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Obligations, the Pledgor shall be jointly and severally liable for the deficiency plus the costs and fees of any attorneys employed by Secured Party to collect such deficiency.

11.  No Waiver. Any and all of the Secured Party’s rights with respect to the Liens granted under this Agreement shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of any Pledgor, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by the Secured Party in reference to any of the Obligations. The Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if such Pledgor had expressly agreed thereto in advance. No delay or extension of time by the Secured Party in exercising any power of sale, option or other right or remedy hereunder, and no failure by the Secured Party to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice the Secured Party’s right to take any action against any Pledgor or to exercise any other power of sale, option or any other right or remedy.

12.  Expenses. The Collateral shall secure, and the Pledgor shall pay to Secured Party on demand, from time to time, all reasonable costs and expenses, (including but not limited to, reasonable attorneys’ fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of the Secured Party under this Agreement or with respect to any of the Obligations.

13.  The Secured Party Appointed Attorney-In-Fact and Performance by the Secured Parties. Upon the occurrence of an Event of Default, the Pledgor hereby irrevocably constitutes and appoints the Secured Party as the Pledgor’s true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in the Pledgor’s name, place and stead, all such acts, things and deeds for and on behalf of and in the name of such Pledgor, which the Pledgor could or might do or which the Secured Party may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into the Secured Party’s name. The Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declares this power of attorney to be coupled with an interest and irrevocable. If any Pledgor fails to perform any agreement herein contained, the Secured Party may itself perform or cause performance thereof, and any costs and expenses of the Secured Party incurred in connection therewith shall be paid by the Pledgor as provided in Section 10 hereof.

14. Continuing Security Interest; Transfer Of Secured Obligations. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the indefeasible payment in full in cash of all Obligations. Upon the indefeasible payment in full in cash of all Obligations, the security interest granted hereby shall terminate hereunder and of record and all rights to the Collateral shall revert to Pledgor.

15.  Waivers. THE PARTIES HERETO DESIRES THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LAURUS, AND/OR ANY COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEN IN CONNECTION WITH THIS AGREEMENT, ANY OTHER DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

16.  Recapture. Notwithstanding anything to the contrary in this Agreement, if the Secured Party receives any payment or payments on account of the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by the Secured Party, the Pledgor’s obligations to the Secured Party shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Secured Party, which payment shall be due on demand.

17.  Captions. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

18. Action by Secured Party. If the Secured Party shall take any action, including any waiver, under this Pledge Agreement, the action of the Secured Party shall be determined by the written consent of the holders of a majority of the dollar amount of the Debentures then outstanding.

19.  Miscellaneous.

(a)  This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

(b)  No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

(c)  In the event that any provision of this Agreement or the application thereof to any Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.

(d)  This Agreement shall be binding upon the Pledgor, and Pledgor’s successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns.

(e)  Any notice or other communication required or permitted pursuant to this Agreement shall be given in accordance with the Security Purchase Agreement

(f)  THIS AGREEMENT AND THE OTHER DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PLEDGOR AND THE SECURED PARTY HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF WASHOE, STATE OF NEVADA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN PLEDGOR AND THE SECURED PARTY, PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS.

(i)  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

BULLION RIVER GOLD CORP,
a Nevada corporation

By: /s/ Peter M. Kuhn
   Peter M. Kuhn

Elton Participation Corp.
a British Virgin Islands corporation

By: /s/ Peter-Paul Stengel
Peter-Paul Stengel

EXHIBIT D

Neither this security nor the securities into which this security is exercisable have been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933 (the “Securities Act”), and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws as evidenced by a legal opinion of counsel to the transferor to such effect, the substance of which will be reasonably acceptable to the company.

This security and the securities into which this security is exercisable have been issued pursuant to an exemption from registration under the Securities Act of 1933, as amended, pursuant to regulation S thereunder. This security and the securities into which this security is excercisable cannot be transferred, offered, or sold in the united states or to U.S. Persons (as that term is defined in regulation S) except pursuant to registration under the Securities Act of 1933, or pursuant to an available exemption from registration.

COMMON STOCK PURCHASE WARRANT

To purchase 1,333,334 shares of common stock of

BULLION RIVER GOLD CORP.

Dated: March 12, 2007

This common stock purchase warrant (the “Warrant”) certifies that, for value received, Elton Participation Corp. (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after March 12, 2007 (the “Initial Exercise Date”) and by the close of business on March 12, 2009 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Bullion River Gold Corp., a Nevada corporation (the “Company”), up to 1,333,334 shares (subject to adjustment as provided herein) (the “Warrant Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant is equal to the Exercise Price, as defined in Section 2.

1. Definitions. Capitalized terms used and not otherwise defined in this Warrant have the same meanings as they have in the Securities Purchase Agreement (the “Purchase Agreement”), March 12, 2007, among the Company and the Holder as Purchaser.

2. Exercise Price. The exercise price of the Common Stock under this Warrant is $1.00, as adjusted from time to time pursuant to Section 5 hereof (the “Exercise Price”).

3. Exercise of Warrant. The Holder may exercise the purchase rights represented by this Warrant, in whole or in part, at any time and from time to time from the Initial Exercise Date to five o’clock in the afternoon, Reno time, on the Termination Date by delivering to the Company (i) a duly executed facsimile copy of the annexed Notice of Exercise, and, (ii) within 5 Trading Days of delivering the Notice of Exercise to the Company, (A) this Warrant, and (B) by wire, or cashier’s check drawn on a United States bank, the United States dollar amount equal to the number of Warrant Shares being purchased times the Exercise Price (the “Exercise Amount”).

4. Mechanics of Exercise.

4.1 Authorization of Warrant Shares. The Company will issue all Warrant Shares as duly authorized, validly issued, fully paid and non-assessable, and free from all taxes, liens and charges (other than taxes in respect of any transfer occurring contemporaneously with the issue).

4.2 Delivery of Certificates Upon Exercise. The Company’s transfer agent will deliver certificates for Warrant Shares to the Holder to the address specified by the Holder in the Notice of Exercise within 3 Trading Days from the later of (A) the Company’s receipt of the Notice of Exercise, (B) the Holder’s surrender of this Warrant, and (C) the Company’s receipt of the Exercise Amount as set out in Section 2 (“Warrant Share Delivery Date”). This Warrant is deemed to have been exercised on the date the Exercise Amount is received by the Company (“Exercise Date”); and the Warrant Shares are deemed to have been issued, and Holder is deemed to have become a holder of record of the shares for all purposes, on the Exercise Date.

4.3 Delivery of New Warrants Upon Exercise. If this Warrant is exercised in part, the Company will, when it delivers the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares, identical in all other respects with this Warrant.

4.4. Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares by the Warrant Share Delivery Date, then the Holder may rescind the exercise, in addition to its other rights and remedies.

4.5 No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares may be issued upon the exercise of this Warrant. If the Holder would otherwise be entitled to fractional shares upon the exercise, the Company will pay a cash adjustment in respect of the fraction in an amount equal to the fraction multiplied by the Exercise Price.

4.6 Charges, Taxes and Expenses. The Company will issue certificates for Warrant Shares in the name of the Holder and will not charge the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of the certificate.

4.7 Closing of Books. The Company will not close its stockholder books or records in any manner that prevents the timely exercise of this Warrant.

5. Certain Adjustments.

5.1 Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend or otherwise makes a distribution on shares of its Common Stock or any other Common Stock Equivalent (which, for avoidance of doubt, does not include any shares of Common Stock issued by the Company pursuant to this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Exercise Price must be multiplied by a fraction of which the numerator is the number of shares of Common Stock (excluding treasury shares, if any) outstanding before the event and of which the denominator is the number of shares of Common Stock outstanding after the event, and the number of shares issuable upon exercise of this Warrant must be proportionately adjusted by this fraction. Any adjustment made pursuant to this Section 6 is effective immediately after the record date for the determination of stockholders entitled to receive the dividend or distribution and is effective immediately after the effective date in the case of a subdivision, combination or re-classification.

5.2 Subsequent Equity Issuancess. If the Company or any subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase or sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the higher of the (i) then Conversion Price and (ii) 80% of the then VWAP (such lower effective price per share, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the higher of (i) the Conversion Price or (ii) 80% of the then VWAP, as applicable, on such date of the Dilutive Issuance), then (i) the Exercise Price shall be reduced, and only reduced, to equal the Exercise Price multiplied by the Base Share Price divided by the Conversion Price of the Debenture and (ii) the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 5.2 in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5.2, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

5.3 Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company merges or consolidates with or into another Person, (ii) the Company sells all or substantially all of its assets in one or a series of related transactions, (iii) any Person completes a tender offer or exchange offer by which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company reclassifies its Common Stock or completes any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Warrant, the Holder has the right to receive, for each Warrant Share that would have been issued upon the exercise absent the Fundamental Transaction, the same consideration as the Company has given its other holders of its Common Stock for the conversion of each share of Common Stock outstanding at the time of the Fundamental Transaction (the “Alternate Consideration”).

Any successor to the Company or surviving entity in a Fundamental Transaction must issue to the Holder a new warrant consistent with the foregoing provisions with evidence of the Holder’s right to exercise the warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is completed must include terms requiring the successor or surviving entity to comply with the provisions of this Section 5.3 and insuring that this Warrant (or any replacement security) is similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

5.4 Adjustment Upon Default. The number of Warrant Shares issuable upon exercise of this Warrant shall be automatically increased by twenty-five percent (25%) upon any Event of Default occurring under any of the Debentures.

5.5 Calculations. All calculations under this Warrant must be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time does not include shares of Common Stock owned or held by or for the account of the Company. For the purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date is the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

5.6 Notice to Holders. If the Company makes adjustments under this Section 5, the Company will promptly mail to each Holder a notice containing a description of the event that required the adjustment. If the Company proposes any transaction that affects the rights of the holders of its Common Stock, then the Company will notify the Holders of the proposal at least twenty (20) days before the record date set for the transaction.

6. Warrant Register. The Company will register this Warrant on its warrant register and will treat the registered Holder as the absolute owner for all purposes.

7. Miscellaneous.

7.1 Transfer. This Warrant is transferable by Holder in whole or in part upon notice to the Company.

7.2 No Rights as Shareholder until Exercise Date. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company before the Exercise Date. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Company will issue the Warrant Shares to the Holder as the record owner of the Warrant Shares as of the close of business on the Exercise Date.

7.3 Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of the Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of the cancellation, in lieu of the Warrant or stock certificate.

7.4 Saturdays, Sundays, Holidays, etc. If the last date for doing anything under this Warrant falls on a Saturday, Sunday or a legal holiday, then the thing may be done on the next succeeding Trading Day.

7.5 Authorized Shares. The Company covenants that, while the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant constitutes full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that the Warrant Shares are issued as provided without a violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed or quoted. Unless waived or consented to by the Holder, the Company will not by any action avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out of all its terms and take whatever actions is necessary or appropriate to protect the rights of Holder under this Warrant from impairment.

7.6 Jurisdiction.  All questions concerning the construction, validity, enforcement and interpretation of this Warrant must be determined in accordance with the provisions of the Purchase Agreement.

7.7 Restrictions. The Holder acknowledges that the Holder’s sale or transfer of the Warrant Shares, if not registered, will be subject to restrictions upon resale imposed by state and federal securities laws.

7.8 No Waiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder operates as a waiver of the right or otherwise prejudices Holder’s rights, powers or remedies.

7.9 Notice. Any notice, request or other document required or permitted to be given or delivered by either party to the other must be delivered in accordance with the notice provisions of the Purchase Agreement.

7.10 Successors and Assigns. Subject to applicable securities laws, this Warrant inures to the benefit of and binds the successors and permitted assigns of the Company and the Holder.

7.11 Amendment. Any amendment of this Warrant must be in writing and signed by both the Company and the Holder.

7.12 Severability. Wherever possible, each provision of this Warrant must be interpreted under applicable law, but if any provision of this Warrant is prohibited by or invalid under applicable law, the provision is ineffective to the extent of the prohibition or invalidity, without invalidating the remaining provisions of this Warrant.

7.13 Headings. The headings used in this Warrant are for the convenience of reference only and are not, for any purpose, deemed a part of this Warrant.

In witness whereof the Company has caused this Warrant to be executed by its duly authorized officer.

Dated: March 12, 2007

BULLION RIVER GOLD CORP.
By:/s/ Peter Kuhn Peter Kuhn President

NOTICE OF EXERCISE

To:	Bullion River Gold Corp.

The undersigned hereby elects to purchase _______________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full; if exercised in part, attach a copy of the Warrant), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

Payment will take the form of lawful money of United States.

Please deliver the Warrant Shares to the following:

Signature of Holder or authorized signatory of Holder

Name of Holder:________________________________________________________________
Name of authorized signatory:_____________________________________________________
Title of authorized signatory:______________________________________________________
Date:______________________________________